                                                                 Exhibit (e)(ii)


                                   SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
               SCHWAB CAPITAL TRUST AND CHARLES SCHWAB & CO., INC.

Fund                                                        Effective Date
----                                                        --------------
Schwab International Index Fund                             July 21, 1993

Schwab Small-Cap Index Fund                                 October 14, 1993

Schwab MarketTrack Growth Portfolio                         September 25, 1995
(formerly known as Schwab Asset
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio                       September 25, 1995
(formerly known as Schwab Asset
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative                             September 25, 1995
Portfolio (formerly known as Schwab
Asset Director-Conservative Growth
Fund)

Schwab S&P 500 Index Fund                                   February 28, 1996

Schwab Core Equity Fund (formerly                           May 21, 1996
known as Schwab Analytics Fund)

Laudus International MarketMasters                          September 2, 1996
Fund (formerly known as Schwab
International MarketMasters Fund,
Schwab MarketManager International
Portfolio and Schwab OneSource
Portfolios-International)

Laudus U.S. MarketMasters Fund                              October 13, 1996
(formerly known as Schwab U.S.
MarketMasters Fund, Schwab
MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Laudus Balanced MarketMasters Fund                          October 13, 1996
(formerly known as Schwab Balanced
MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-
Balanced Allocation)

Laudus Small-Cap MarketMasters Fund                         August 3, 1997
(formerly known as Schwab Small-Cap
MarketMasters Fund, Schwab
MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios-Small
Company)

Schwab Institutional Select S&P 500                         October 28, 1998
Fund (formerly known as Institutional
Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                        April 15, 1999

Schwab Financial Services Fund                              May 15, 2000
(formerly known as Financial Services
Focus Fund)

                                                                 Exhibit (e)(ii)

Schwab Health Care Fund (formerly                           May 15, 2000
known as Health Care Focus Fund)

Schwab Technology Fund (formerly                            May 15, 2000
known as Technology Focus Fund)

Schwab Hedged Equity Fund                                   August 6, 2002

Schwab Small-Cap Equity Fund                                May 19, 2003

Schwab Dividend Equity Fund                                 September 23, 2003

Schwab Premier Equity Fund                                  November 16, 2004

Schwab Target 2010 Fund                                     May 4, 2005

Schwab Target 2020 Fund                                     May 4, 2005

Schwab Target 2030 Fund                                     May 4, 2005

Schwab Target 2040 Fund                                     May 4, 2005

Schwab Retirement Income Fund                               May 4, 2005

Schwab Large Cap Growth Fund                                August 9, 2005


                              SCHWAB CAPITAL TRUST

                              By:   /s Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President


Dated as of August 9, 2005